UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012

ThermoEnergy Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

33-46104-FW	71-0659511
(Commission File Number)	(IRS Employer Identification No.)

10 New Bond Street, Worcester, Massachusetts	01606
(Address of principal executive offices)	(Zip Code)

(508) 854-1628

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 -- Entry into a Material Definitive Agreement.

On August 9, 2012, we entered into separate Securities Purchase Agreements (the “Agreements”) with each of the individuals and entities identified in Item 3.02 below (the “Investors”) pursuant to which we issued to the Investors an aggregate of 8,287,500 shares of our Common Stock (the “Shares”) and Common Stock Purchase Warrants for the purchase of an additional 8,287,500 shares of our Common Stock (the “Warrants”). The aggregate purchase price for the Shares and Warrants was $828,750.

The Warrants entitle the holders thereof to purchase, at any time on or prior to July 11, 2017, shares of our Common Stock at an exercise price of $0.15 per share.

The Agreements include a price protection provision pursuant to which, in the event, and on each such occasion on or before January 11, 2014, we issue and sell any shares of our Common Stock or securities convertible into or exchangeable for shares of our Common Stock (“Convertible Securities”) (other than shares issued or issuable in certain transactions, including upon exercise of employee stock options, upon conversion or exercise of currently-outstanding Convertible Securities, or in connection with acquisitions or financing transactions) at a price less than $0.10 per share (a “Dilutive Transaction”), the purchase price for the Shares shall automatically be reduced to a price equal to price at which such shares were issued and sold in the Dilutive Issuance (the “Reduced Price”) and we will issue to the Investors, for no additional consideration, a sufficient number of additional Shares so that the effective price per Share equals the Reduced Price. The Warrants include a similar price protection provision pursuant to which, upon a Dilutive Transaction, the exercise price of the Warrants shall automatically be reduced to a price equal to 150% of the Reduced Price. Upon such adjustment, the number of Warrant Shares issuable upon exercise of a Warrant shall automatically be adjusted by multiplying the number of shares issuable upon exercise of such Warrant immediately prior to the Dilutive Issuance by a fraction, (i) the numerator of which shall be the exercise price immediately prior to the Dilutive Issuance and (ii) the denominator of which shall be the exercise price as adjusted.

Pursuant to the Agreements, we agreed to prepare and file with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-1 (the “Registration Statement”) covering the Shares and the shares of our Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) and to prepare and file with the Commission any amendments to the Registration Statement and supplements to the prospectus contained therein (the “Prospectus”) as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”) applicable thereto so as to permit the Prospectus to be current and useable by the Investors for re-sales to the public of the Shares and the Warrant Shares until such date as all such Shares and Warrant Shares have been sold (or, if earlier, with respect to each Investor, until such Investor may resell all of the Shares and Warrant Shares held by him or it to the public without registration in reliance on Rule 144 under the Securities Act without limitation as to volume and without the requirement of any notice filing).

Each Warrant provides for cashless exercise if, on the date on which it is exercised, all of the Warrant Shares issuable thereunder are not eligible for resale to the public pursuant to a Registration Statement filed with the Commission and declared effective pursuant to the Securities Act.

The transactions effected pursuant to the Agreements constitute the second closing of an offering of Shares and Warrants to accredited investors, as described more fully in Item 3.02, below. The first closing of such offering occurred on July 11, 2012 and was reported on our Current Report on Form 8-K filed on July 17, 2012 (the “July Form 8-K”).

The forms of the Agreements and of the Warrants were filed as Exhibits 10.1 and 10.2, respectively, to the July Form 8-K and are filed as Exhibits to this Current Report on Form 8-K by reference to such Exhibits. The foregoing descriptions are qualified in their entirety by reference to such Exhibits.

Item 3.02 — Unregistered Sales of Equity Securities.

On August 9, 2012, pursuant to the Agreements reported in Item 1.01 of this Current Report on Form 8-K, we issued and sold to the Investors identified below, for an aggregate purchase price of $828,750, the number of Shares and Warrants for the purchase of the number of Warrant Shares set forth opposite the names of such Investors:

Investor	Number of Shares	Number of Warrant Shares
Ines Bahl, IRRL	500,000	500,000
Frank J. Garofalo	1,250,000	1,250,000
David Hawks	150,000	150,000
Gregory A. Harrison	312,500	312,500
Francis Howard	1,250,000	1,250,000
IVM Productions, Inc.	625,000	625,000
Timothy Stewart Clarke	625,000	625,000
John J. Shaw	625,000	625,000
Terence Edgar	2,500,000	2,500,000
John and Yvonne Weatherord, JTWROS	250,000	250,000
James Andrew Williams, IRA	200,000	200,000

Each Investor has represented that he, she or it is an “accredited investor” (as such term is defined in Rule 501 of Regulation D) and that he, she or it was acquiring his, her or its Shares and Warrant and would acquire the Warrant Shares issuable upon exercise of such Warrant for investment for his, her or its own account and not with a plan or present intention to distribute such shares.

The Shares and Warrants were issued to the Investors in a series of transactions not involving a public offering and without registration under the Securities Act in reliance on the exemption from registration provided by Section 4(2) of such Act. For its services in connection with these transactions, we paid Dawson James Securities, Inc. (“Dawson James”), a registered broker-dealer, a fee of $82,875 and a non-accountable expense allowance of $16,575. We have also agreed to issue to Dawson James two Common Stock Purchase Warrants, in form identical to the Warrants issued to the Investors except that the cashless exercise provision will apply under all circumstances (the “Broker’s Warrants”). One of the Broker’s Warrants entitles the holder to purchase up to 828,750 shares of our Common Stock at an exercise price of $0.10 per share and the other Broker’s Warrant entitles the holder to purchase up to 828,750 shares of our Common Stock at an exercise price of $0.15 per share.

We intend to use the net proceeds from the sale of the Shares and Warrants (after payment of fees and expenses) for general working capital purposes.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement dated as of August 9, 2012 by and between ThermoEnergy Corporation and each of the individuals and entities identified in Item 1.01 as “Investors” -- Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed July 17, 2012
10.2	Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreements dated as of August 9, 2012 by and between ThermoEnergy Corporation and each of the individuals and entities identified in Item 1.01 as “Investors” -- Incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K filed July 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2012

THERMOENERGY CORPORATION
(Registrant)

	By:	/s/ Cary G. Bullock
	Name:	Cary G. Bullock
	Title:	Chairman and Chief Executive Officer